UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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PSYCHEMEDICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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   Psychemedics

CORPORATION

BOSTON •   LOS ANGELES •   DALLAS •   LAS VEGAS

March 29, 2016

Dear Stockholders:

We cordially invite you to attend the Annual Meeting of Stockholders, which will be held at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210 on May 12, 2016, at 2:00 P.M.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, I will report on current operations and discuss our plans for growth. We will also have plenty of time for your questions and comments. I believe that the Annual Meeting provides an excellent opportunity for stockholders to become better acquainted with the Company and its directors and officers. I hope that you will be able to attend.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement.

Thank you for your ongoing support of, and continued interest in, Psychemedics Corporation.

Sincerely,

Raymond C. Kubacki
Chairman, Chief Executive Officer, and President

PSYCHEMEDICS CORPORATION

125 Nagog Park
Acton, Massachusetts 01720
978-206-8220

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                March 29, 2016

The Annual Meeting of Stockholders will be held on May 12, 2016 at 2:00 P.M. at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210, for the following purposes:

1.	To elect directors of the Company for the ensuing year and until their respective successors are chosen and qualified;
2.	To consider and act upon a proposal to ratify an amendment and restatement of the Company’s 2006 Incentive Plan, including an increase in the number of authorized shares under the Plan;
3.	To conduct a non-binding advisory vote on the compensation of our named executive officers;
4.	To ratify the Audit Committee’s appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016; and
5.	To consider and act upon matters incidental to the foregoing and to transact such other business as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 15, 2016 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2016:  We have elected to provide access to our proxy materials by: (i) sending you this full set of proxy materials, including the proxy statement, our Annual Report for 2015, and a proxy card; and (ii) notifying you of the availability of these proxy materials on the Internet that you may download and print by going to www.psychemedics.com/proxy.

We encourage you to review all of the important information contained in the proxy materials contained herein or accessed on our website at www.psychemedics.com/proxy before voting.

By order of the Board of Directors,
Patrick J. Kinney, Jr., Secretary

The Company's Annual Report for 2015 containing a copy of the Company's Form 10-K (excluding exhibits) for the year ended December 31, 2015 is enclosed herewith.

Please fill in, date, sign and mail promptly the accompanying proxy in the return envelope furnished for that purpose, whether or not you plan to attend the Annual Meeting.

PSYCHEMEDICS CORPORATION

125 Nagog Park
Acton, Massachusetts 01720

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2016

You are receiving this communication because you hold shares in PSYCHEMEDICS CORPORATION (hereinafter, the “Company”). We have elected to provide access to our proxy materials by: (i) sending you this full set of proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2015, and a proxy card; and (ii) notifying you of the availability of these proxy materials on the internet that you may download and print by viewing www.psychemedics.com/proxy. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed on our website at www.psychemedics.com/proxy before voting.

This statement is furnished to the stockholders of the Company in connection with management's solicitation of proxies to be used at the Annual Meeting of Stockholders on May 12, 2016 and at any adjournment of that meeting. The approximate date on which this proxy statement and accompanying proxy are being sent to stockholders of the Company is March 29, 2016. Each proxy delivered pursuant to this solicitation, or any proxy that you may download from www.psychemedics.com/proxy, is revocable at the option of the person executing the same by written notice delivered to the Secretary of the Company at any time before the proxy is voted. A stockholder who attends the Annual Meeting in person may revoke his or her proxy at that time and vote his or her shares if such stockholder so desires.

Most stockholders of the Company hold their shares through a stockbroker, bank, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the stockholder of record of those shares and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

Beneficial Owner.  If your shares are held in a stock brokerage account, by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker, trustee or nominee who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker, trustee or nominee is obligated to provide you with a voting instruction card for you to use.

The presence in person or by proxy of stockholders entitled to cast a majority of the outstanding shares, or 2,711,271 shares, shall constitute a quorum. Under Nasdaq rules, if your broker holds your shares in its name and does not receive voting instructions from you, your broker has discretion to vote these shares on certain “routine” matters, including Proposal 4, the ratification of the Audit Committee's appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. However, on non-routine matters such as Proposal 1, the election of directors, or Proposal 2, the ratification of the amendment and restatement of the Company’s 2006 Incentive Plan, or Proposal 3, the non-binding advisory vote concerning executive compensation, your broker must receive voting instructions from you, as it does not have discretionary voting power for these particular items. So long as the broker has discretion to vote on at least one proposal, these “broker non-votes” are counted toward establishing a quorum. When voted on “routine” matters, broker non-votes are counted toward determining the outcome of that “routine” matter. With respect to the election of Directors, the Company will treat votes withheld as shares that are present for purposes of determining a quorum. A plurality is required to elect Directors, so the five persons receiving the greatest number of votes will be elected. Withheld votes will not affect the outcome of the election. With respect to the ratification of the Audit Committee’s appointment of BDO USA, LLP, or the ratification of the amendment and restatement of the Company’s 2006 Incentive Plan, or the vote, on an advisory and non-binding basis, of the compensation of the Company's named executive officers, the Company will treat abstentions as shares that are present and entitled to vote. Since a majority of the shares represented at the meeting and entitled to vote is required for approval, abstentions will have the effect of a vote against approval of these proposals. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as shares entitled to vote with respect to that matter. Accordingly, broker non-votes will have no effect on such a matter.

All shares represented by a properly executed proxy will be voted unless the proxy is revoked and, if a choice is specified, will be voted in accordance with such specification. If no choice is specified, the proxies will be voted FOR Proposal 1, the election of the five nominees named under “Election of Directors”, unless authority to do so is withheld with respect to one or more of the nominees, FOR Proposal 2 — ratification of the amendment and restatement of the Company’s 2006 Incentive Plan, FOR Proposal 3 — approval, on an advisory and non-binding basis, of the compensation of the Company's named executive officers, and FOR Proposal 4 — ratification of the Audit Committee’s appointment of BDO USA, LLP for the year ending December 31, 2016. In addition, the proxy will be voted in the discretion of the proxy holders with respect to such other business as may properly come before the Annual Meeting.

As of March 15, 2016, the Company had outstanding 5,422,541 shares of Common Stock. The Common Stock is the only type of security entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder of record thereof at the close of business on March 15, 2016 to one vote on each of the matters to be voted upon at the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, directors are to be elected to hold office for the ensuing year and until their respective successors are chosen and qualified. The Board of Directors has fixed the size of the Board at five and has nominated five persons, all of whom are now directors of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the enclosed proxy, or any proxy that you may download from www.psychemedics.com/proxy is duly executed and received in time for the Annual Meeting, and unless authority to do so is withheld, it will be voted to elect as directors the following nominees: Raymond C. Kubacki, A. Clinton Allen, Harry Connick, Walter S. Tomenson, Jr. and Fred J. Weinert. In the event that any of the nominees becomes unavailable, then the proxy holders shall have the right: (i) to vote for such substitute, if any, as the present Board of Directors may designate; or (ii) to leave a vacancy on the Board.

BUSINESS EXPERIENCE OF NOMINEES AND EXECUTIVE OFFICERS

Following is a list of names, ages and positions with the Company of all nominees for election as directors and all executive officers of the Company.

Name	Age	Position
Raymond C. Kubacki	71	Chairman of the Board, Chief Executive Officer, President, Director and Nominee
A. Clinton Allen	72	Director and Nominee, Member of Audit, and Nominating Committees
Harry Connick	90	Director and Nominee, Member of Audit, Nominating and Compensation Committees
Walter S. Tomenson, Jr.	69	Director and Nominee, Member of Audit, Nominating and Compensation Committees
Fred J. Weinert	68	Director and Nominee, Member of Audit, Nominating and Compensation Committees
Michael I. Schaffer, Ph.D.	71	Vice President, Laboratory Operations
James V. Dyke	51	Corporate Vice President, Sales and Marketing
Neil Lerner	48	Vice President, Finance

All directors hold office until the next Annual Meeting of Stockholders or until their successors are elected. Officers serve at the discretion of the Board of Directors.

Mr. Kubacki has been the Company’s President and Chief Executive Officer since 1991. He has also served as Chairman of the Board of the Company since 2003. He is a director of Integrated Environmental Technologies, LTD. From 2007 until 2010, he served as a director of Protection One, Inc. and from 2004 to 2007 he served as a director of Integrated Alarm Services Group, Inc. He is also a trustee of the Center for Excellence in Education based in Washington, D.C. and holds an Executive Masters Professional Director Certification, their highest level award, from the American College of Corporate Directors, a public company director education and credentialing organization. As a result of these and other professional experiences, Mr. Kubacki possesses particular knowledge and experience in marketing and operations that strengthen the Board’s collective qualifications, skills and experience. Mr. Kubacki has been a director of the Company since 1991.

Mr. Allen is the Founder and President of the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Allen also serves as the Chairman of the Board of Collectors Universe, (CLCT : NASDAQ), a member of the board of Brooks Automation (BRKS : NASDAQ), and is Lead Director of LKQ Corporation (LKQ : NASDAQ), a Fortune 500 Company. Mr. Allen had previously served as a director of the Company from 1989 until 2003. He served as Vice-Chairman of the Company from 1990 to 2000 and Chairman from 2000 to 2003. He rejoined the Board as an independent member in September, 2015. Mr. Allen holds an Executive Masters Professional Director Certification from the American College of Corporate Directors. As a result of these and other professional experiences, Mr. Allen possesses particular knowledge and experience in corporate governance and audit practices that strengthen the Board’s collective qualifications, skills and experience.

Mr. Connick served as District Attorney for Orleans Parish (New Orleans, LA) from 1974 to 2003. In 2002 Mr. Connick received from Drug Czar, John P. Walters, the Director's Award for Distinguished Service, in recognition of exemplary accomplishment and distinguished service in the fight against illegal drugs. As a result of these and other professional experiences, Mr. Connick possesses particular knowledge and experience in law enforcement and the effects of drugs of abuse and their effect on society that strengthen the Board’s collective qualifications, skills and experience. Mr. Connick has been a director of the Company since 2003.

Mr. Tomenson was a founding partner of Integro Ltd. He retired from the firm in 2012. Prior to joining Integro, Mr. Tomenson was Managing Director and Chairman of Global Client Development at Marsh, Inc. from 1998 until 2004. From 1993 to 1998, he was Chairman of FINPRO, the financial services division of Marsh, Inc. Mr. Tomenson is a director of the Trinity College School Fund, Inc. He also serves on the Board of Trustees of the Inner-City Scholarship Fund in New York City. In addition, he is the Vice-Chairman of the Foundation Board of Directors of the Achievement Centers for Children and Families in Delray Beach, Florida. Mr. Tomenson holds an Executive Masters Professional Director Certification, their highest level award, from the American College of Corporate Directors, a public company director education and credentialing organization. As a result of these and other professional experiences, Mr. Tomenson possesses particular knowledge and experience in marketing and distribution and human resources that strengthen the Board’s collective qualifications, skills and experience. Mr. Tomenson has been a director of the Company since 1999.

Mr. Weinert is an entrepreneur whose current activities are concentrated in commercial real estate, international business development and environmental consulting. He served on the Business Advisory Council for the University of Dayton 1984 until 2005. From 1973 until 1989, Mr. Weinert held various executive positions in the Finance and Operations groups of Waste Management, Inc. and its subsidiaries, including 6 years as the President of Waste Management International, Inc. As a result of these and other professional experiences, Mr. Weinert possesses particular knowledge and experience in accounting, finance, capital structures, distribution and international operations that strengthen the Board’s collective qualifications, skills and experience. Mr. Weinert has been a director of the Company since 1991.

Dr. Schaffer has served as Vice President of Laboratory Operations since 1999. From 1990 to 1999, he served as Director of Toxicology, Technical Manager and Responsible Person for the Leesburg, Florida laboratory of SmithKline Beecham Clinical Laboratories. From 1976 to 1990 he served as the Chief Toxicologist at the Cook County Medical Examiner's office in Chicago, Illinois. From 1990 to 1999, he was also a member of the Board of Directors of the American Board of Forensic Toxicologists. Dr. Schaffer has also served as an inspector for the College of American Pathologists since 1990.

Mr. Dyke joined the Company as Corporate Vice President, Sales and Marketing in 2010. Prior to joining the Company, he held the position of Vice President US Sales and Marketing for Pitney Bowes DMT and worked as a Strategic Sales Consultant. From 2005 to 2007, prior to immigrating to the USA from Canada, he held the position of General Manager DMT United Kingdom and Ireland. From 2002 to 2005 he served as VP/General Manager DMT Canada, both with Pitney Bowes Ltd. Since joining the Company, he has served on drug testing industry advisory boards and has been an active speaker discussing the challenges of workplace drug abuse.

Mr. Lerner joined the Company in 2010 and currently serves as the Vice President of Finance and Treasurer. From October, 2010 until May, 2011 he served as Vice President and Controller of the Company. Prior to joining the Company, he served as Director of Operational Accounting at Beacon Roofing Supply, Inc., Corporate Controller with Atlas TMS, Divisional Controller with Mastec, Inc, and multiple financial management roles with Johnson & Johnson. Mr. Lerner is a Certified Public Accountant and holds a Master’s degree in International Management.

CORPORATE GOVERNANCE

General

The Company believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. The Board of Directors of the Company has responsibility for establishing broad corporate policies and reviewing the overall performance of the Company. The Company’s officers are responsible for day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through detailed monthly reports and presentations at Board and committee meetings.

The Board of Directors has delegated certain of its oversight responsibilities to three separate subcommittees: an Audit Committee, a Compensation Committee and a Nominating Committee, each of which is comprised solely of independent directors (see “Independence” below). The Audit Committee operates under an Audit Committee charter and the Nominating Committee operates under a Nominating Committee charter, each of which has been approved by the Board of Directors of the Company and is posted on the Company’s web site at www.psychemedics.com. Each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Mr. Kubacki is the only director who is also an employee of the Company. He is not included in deliberations concerning evaluation of his own compensation at any meetings of the Compensation Committee. All members of all committees are non-employee directors.

The Company has in place a comprehensive Code of Ethics and Conduct. You may obtain a copy of the Company’s Code of Ethics and Conduct by writing to the Company at Investor Relations, Psychemedics Corporation, 125 Nagog Park, Acton, Massachusetts 01720, or by viewing the Investor Information section of the Company’s website at www.psychemedics.com.

Independence

Under the rules of the Nasdaq Stock Market, a majority of the directors and all of the members of the Audit Committee must qualify as independent directors. The Board of Directors of the Company conducts an annual review of the independence of the members of the Board and its committees. Four of our five directors are nonemployee directors (all except Mr. Kubacki). Although the Board has not adopted categorical standards of materiality for independence purposes (other than those set forth in Securities and Exchange Commission Regulations and the Nasdaq Stock Market listing standards), information provided by the directors and the Company did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial), which would impair the independence of any of the nonemployee directors.

Certain Relationships and Related Transactions

The Board of Directors has adopted a policy whereby the Company’s Audit Committee is responsible for reviewing any proposed related party transaction. The types of transactions covered by the policy include payments for products or services to or indebtedness to or from, related parties, as defined in Item 404(b) of Regulation S-K under the federal securities laws. The Audit Committee has determined that there were no related party transactions with any related party in fiscal 2015 that would require disclosure under Item 404(a) of Regulation S-K.

Board of Directors Meetings and Committees

The Board of Directors met eight times in fiscal year 2015 (including teleconference meetings), and acted by written consent on one occasion. During fiscal year 2015, each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees of which such director was a member.

The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. All of the Company’s directors attended the Company’s Annual Meeting in April, 2015.

Audit Committee

The Audit Committee, whose members are Messrs. Allen, Connick, Tomenson and Weinert, reviews the appropriateness, quality and acceptability of the Company’s accounting policies and the integrity of financial statements reported to the public, and compliance with legal and regulatory requirements. The Board has determined that each member of the Audit Committee is an “independent director” under the rules of the Nasdaq Stock Market governing the qualifications of the members of audit committees, and each member of the Audit Committee satisfies the requirements of the Nasdaq Stock Market regarding competency in financial matters. In addition, the Board of Directors has determined that Mr. Weinert, the Chairman of the Audit Committee, and Mr. Allen, each qualifies as an “Audit Committee Financial Expert” as defined by the Securities and Exchange Commission rules. None of the Audit Committee members other than Mr. Allen serves on the audit committee of any other public company. The responsibilities of the Audit Committee and its activities during fiscal year 2015 are described in the Report of the Audit Committee set forth below in this proxy statement. The Audit Committee held five meetings during 2015.

Compensation Committee

The Compensation Committee, whose members are Messrs. Connick, Tomenson and Weinert, held four meetings during 2015. The Compensation Committee does not have a charter. The responsibilities of the Compensation Committee and its activities during fiscal year 2015 are described below under the caption “Executive Compensation”.

Compensation Committee Interlocks and Insider Participation

None of Messrs. Connick, Tomenson or Weinert has ever been an officer or employee of the Company or any subsidiary of the Company and no executive officer of the Company serves on the board of directors of any company at which any of the Compensation Committee members is employed.

Nominating Committee

The Nominating Committee, whose members are Messrs. Allen, Connick, Tomenson and Weinert, held one meeting during 2015. The Nominating Committee is charged with identifying and screening candidates, consistent with criteria approved by the Board of Directors, and making recommendations to the Board of Directors as to persons to be nominated by the Board of Directors for election thereto by the stockholders or to be chosen by the Board of Directors to fill newly created directorships or vacancies on the Board of Directors. The Board of Directors has determined that each of the members of the Nominating Committee is independent as defined in the Nasdaq Stock Market’s listing standards.

The Nominating Committee identifies Board candidates through numerous sources, including recommendations from Directors, executive officers and stockholders of the Company. The Nominating Committee evaluates identified Board candidates based on the criteria established by and periodically reviewed by the Nominating Committee. The Nominating Committee seeks to identify those individuals most qualified to serve as Board members and will consider many factors with regard to each candidate, including judgment, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of any committees of the Board, and the candidate’s willingness to devote the time and effort required for Board responsibilities. The Nominating Committee does not assign any particular weigh or importance to any one of these factors but rather considers them as a whole. Selected candidates are interviewed by members of the Nominating Committee and certain other Board members. Based on the foregoing, the Nominating Committee makes recommendations to the Board with respect to director nominees. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for election as a director at the 2017 Annual Meeting of Stockholders, it must follow the procedures described in “Stockholder Proposals and Nominations for Director” below.

Board Leadership Structure, Risk Oversight, Executive Sessions of Nonemployee Directors, and Communications Between Stockholders and the Board

Board Leadership Structure

As noted above, our Board is currently comprised of four independent directors and one employee director. Mr. Kubacki has served as Chairman of the Board since 2003, and he has served as Chief Executive Officer and as a member of our Board since 1991. We believe that our independent, experienced directors, who constitute a majority of our Board, benefit Psychemedics and its stockholders.

We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current Board leadership structure is optimal for us because it demonstrates to our employees, suppliers, customers, and other stakeholders that Psychemedics is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the company and the Board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for Psychemedics. We believe Psychemedics, like many U.S. companies, has been well-served by this leadership structure.

As part of an annual self evaluation, our Board of Directors conducts an evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Psychemedics and its stockholders. When making recommendations of future Board candidates, our Nominating Committee, under the authority vested in it under our Nominating Committee Charter, is provided flexibility to modify or continue our leadership structure in the future, as it deems appropriate.

Risk Oversight

Our Board is responsible for overseeing the Company’s risk management process. The Board focuses on Psychemedics’ general risk management strategy, the most significant risks facing Psychemedics, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

The Board has delegated to the Audit Committee oversight of Psychemedics’ risk management process. Among its duties, the Audit Committee reviews with management (a) Psychemedics’ policies with respect to risk assessment and management of risks that may be material to Psychemedics, (b) Psychemedics’ system of disclosure controls and system of internal controls over financial reporting, and (c) Psychemedics’ compliance with legal and regulatory requirements. The Audit Committee is also responsible for reviewing major legislative and regulatory developments that could materially impact Psychemedics’ contingent liabilities and risks. Our full Board also considers and addresses risk as it performs its responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Psychemedics’ management is responsible for day-to-day risk management. Our Vice President —  Finance undertakes primary responsibility for monitoring and testing for company-wide policies and procedures, and manages the day-to-day oversight of the risk management strategy for the ongoing business of Psychemedics. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, and compliance and reporting levels.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing Psychemedics and that our Board leadership structure supports this approach.

Executive Sessions of Nonemployee Directors

The Board holds executive sessions of its nonemployee directors generally at each regularly scheduled meeting. The Chairman of the Audit Committee serves as the chairperson for these executive sessions.

Communications between Stockholders and the Board

Interested parties, including stockholders, may communicate directly with the Chairman of the Audit Committee or the nonemployee directors as a group by writing to those individuals or the group at the following address: Psychemedics Corporation, 125 Nagog Park, Acton, Massachusetts 01720. If correspondence is received by the Corporate Secretary, it will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the Board. When reporting a concern, please supply sufficient information so that the matter may be addressed properly. Although you are encouraged to identify yourself to assist Psychemedics in effectively addressing your concern, you may choose to remain anonymous, and Psychemedics will use its reasonable efforts to protect your identity to the extent appropriate or permitted by law.

Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee oversees the financial reporting process on behalf of the Board of Directors, reviews financial disclosures, and meets privately, outside the presence of management, with the independent auditors to discuss internal accounting control policies and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to the Board of Directors. The Audit Committee also selects and appoints the independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and pre-approves the independent auditors’ services. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed on the Company’s website under “Corporate Governance”.

The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the PCAOB Rule 3526, and has discussed with the independent auditors the independence of the independent auditors. The Audit Committee considered and determined that the provision of non-audit services by BDO USA, LLP was compatible with maintaining auditor independence.

Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Members of the Audit Committee:

A Clinton Allen
Harry Connick
Walter S. Tomenson, Jr.
Fred J. Weinert

Equity Compensation Plan Information

The following table provides information as of December 31, 2015, with respect to shares of the Company’s common stock that were issuable under the Company’s 2006 Incentive Plan (the “2006 Incentive Plan”).

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Number of Securities that Remained Available for Future Issuance(1)
Equity compensation plans approved by security holders	158,464	(2)	10.21	(3)	70,232
Equity compensation plans not approved by security holders	—		—		—
Total	158,464		10.21		70,232

(1)	Excludes the additional shares authorized for issuance under the 2006 Incentive Plan, as amended on February 23, 2016, subject to shareholder approval.
(2)	This amount includes 47,000 shares subject to outstanding stock options with a weighted average remaining contractual term of 9.75 years and 111,462 shares subject to outstanding stock unit awards.
(3)	The weighted-average exercise price information does not include any outstanding stock unit awards.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees paid or payable to BDO USA, LLP for services attributable to fiscal years 2015 and 2014:

	Fiscal Year 2015	Fiscal Year 2014
Audit Fees(1)	$204,160	$184,392
Audit-Related Fees(2)	14,150	14,650
Tax Fees(3)	44,813	34,200
Total	$263,123	$233,242

(1)	Audit Fees — Fees for professional services rendered to the Company (or estimates of fees for services to be rendered) in connection with auditing the Company’s annual financial statements and reviewing the interim financial information included in the Company’s Quarterly Reports on Form 10-Q, and consents and assistance with the review of documents filed with the Securities and Exchange Commission.
(2)	Audit-Related Fees — Fees billed to the Company or to the Company’s employee retirement plan for services related to the audit of the Company’s financial statements that are not reported under Audit Fees, which include audit work performed on certain of the Company’s benefit plans.
(3)	Tax Fees — Fees billed to the Company related to tax compliance and consultation. Includes additional services related to prior year R&D tax credits.

Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided, in accordance with this pre-approval policy, and the fees for the services performed to date.

Director Compensation

Mr. Kubacki receives no additional compensation for serving on the Company's Board of Directors. Each of the Company’s outside (non-employee) directors received cash compensation of $40,000 in 2015. In addition, Mr. Weinert received additional cash compensation of $10,000 in 2015 for serving as Chairman of the Audit Committee, and $84,000 for serving as the Board’s corporate governance representative overseeing the Corporation’s mobilization project regarding a potential sales opportunity in Brazil. Each of the outside directors has also been granted from time to time equity awards under the Company’s equity compensation plans, most recently in April, 2015, other than Mr. Allen, whose initial equity awards were granted to him when he joined the Board in September, 2015. In each case the directors were granted stock unit awards that vest with respect to 50% of the number of shares covered thereunder on approximately the first anniversary of the date of grant, and with respect to the balance of 50% of the shares on the second anniversary of the date of grant. Any unvested stock unit awards terminate upon the cessation of a recipient’s service as a member of the Board of Directors, subject to partial or full vesting in the case of termination on account of retirement, death or permanent disability. In the event of a change in control of the Company (as defined in the stock unit award agreement evidencing the award) the stock unit awards become fully vested immediately prior to the effective date of such change in control.

The following table shows, for the fiscal year ended December 31, 2015, the compensation paid by the Company or accrued for such year, to the Company's non-employee directors. The compensation paid to Mr. Kubacki for his service as Chairman, Chief Executive Officer and President, is reported in the Summary Compensation Table under the caption “Executive Compensation” below.

Director Compensation For Fiscal Year Ended December 31, 2015

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All other Compensation ($)(5)	Total ($)
A. Clinton Allen	11,667	10,210	(2)	—	—	—	—	21,877
Harry Connick	40,000	56,350	(3)	—	—	—	—	96,350
Walter Tomenson, Jr.	40,000	56,350	(3)	—	—	—	—	96,350
Fred J. Weinert	134,000	82,110	(3)	42,020 (4)	—	—	—	258,130

(1)	The amounts in columns (c) and (d) reflect the grant date fair values of awards to the named individuals in 2015.
(2)	Such award vests with respect to 50% of the shares covered thereby on September 15, 2016 and the balance of the shares vest on September 15, 2017. As of December 31, 2015, Mr. Allen had unvested stock unit awards covering 1,000 shares.
(3)	Each such award vests with respect to 50% of the shares covered thereby on April 30, 2016 and the balance of the shares vest on April 30, 2017. As of December 31, 2015, each of Mr. Connick and Mr. Tomenson had unvested stock unit awards covering 5,113 shares and Mr. Weinert had unvested stock unit awards covering 6,713 shares.
(4)	As of December 31, 2015, Mr. Weinert had unexercised options to acquire up to 22,000 shares of Common Stock.
(5)	Any perquisites or other personal benefits received from the Company by the named director were less than the reporting thresholds established by the Securities and Exchange Commission ($10,000).

EXECUTIVE COMPENSATION

Overview of Compensation Program

The Compensation Committee of the Board has responsibility for establishing, implementing and continually monitoring adherence to the Company’s compensation philosophy. The Compensation Committee ensures that the total compensation paid to the executive officers is fair, reasonable and competitive.

Throughout this proxy statement, the individual who served as the Company’s Chief Executive Officer during fiscal 2015, as well as the other individuals included in the Summary Compensation Table on page 14, are referred to as the “named executive officers” (“NEOs”).

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual performance goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance with the ultimate objective of improving stockholder value. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of similarly sized public companies. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation and that its executives’ performance should be rewarded as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for the Chief Executive Officer, but takes into account his recommendations when making compensation decisions with respect to the other executive officers.

The Chief Executive Officer annually reviews the performance of each other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

Based on the foregoing objectives, the Compensation Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

In making compensation decisions, the Compensation Committee compares each element of total compensation against what the Compensation Committee believes to be the average amount paid to similarly situated executives at comparably sized publicly-traded and privately-held companies.

A significant percentage of total compensation is allocated to incentives as a result of the philosophy mentioned above. The Compensation Committee determines the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of award, compared to established goals. A significant portion of its total compensation payable to executive officers is in the form of cash bonus awards tied to achievement of performance goals and to the award of restricted stock units that would become vested over a period of time.

2015 Executive Compensation Components

For the fiscal year ended December 31, 2015, the principal components of compensation for named executive officers were:

•	base salary
•	performance-based cash incentive compensation; and
•	long-term equity incentive compensation

Base Salary

Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility, a market competitive assessment of similar roles at other companies and a comparison of salaries paid to peers within the Company. Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of executive officers are based on the Compensation Committee’s assessment of the individual’s performance.

Incentive Cash Bonus Compensation

The Company typically provides its named executive officers with the opportunity to earn cash incentive bonuses. For most years, bonuses are determined based on a combination of qualitative and quantitative, company and individual measures, the details of which are established annually in the form of business objectives. The business objectives may vary for each executive based upon his or her responsibilities and may include financial and/or strategic measures. The Compensation Committee typically retains the discretion to amend the bonus program including the ability to increase or decrease any bonus payment and make changes to any financial and/or strategic measures. In 2015, the named executive officers’ bonuses were computed as follows: (i) up to ten percent (10%) of base salary would be payable if the Company achieved pre-determined revenue and earnings per share targets; (ii) up to an additional ten percent (10%) of base salary would be payable based on achievement of individual written performance objectives for the fiscal year, as determined by Mr. Kubacki (for named executive officers other than himself) and as determined by the Compensation Committee (with respect to achievement of the bonus award by Mr. Kubacki), and (iii) up to an additional five percent (5%) of base salary would be payable based upon the Company’s achievement of a specific strategic objective. The Compensation Committee retained sole discretion over all matters relating to the annual bonus payments, including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any financial and/or strategic measures. A similar arrangement is in place for 2016.

Long-Term Equity Incentive Compensation

It is the philosophy of the Company to provide executives with incentives to receive equity in the Company and, thus, align their financial interests with those of the Company’s shareholders. The Company’s 2006 Incentive Plan, which is the subject of Proposal 2 below, provides long-term rewards and incentives to the Company’s named executive officers, as well as other participants.

Stock Unit Awards.

The Compensation Committee of the Company’s Board of Directors has typically granted annual equity awards in the form of stock unit awards (“Awards”) to most of its executive officers. The Awards represent a right to receive shares of the Company’s Common Stock in varying amounts subject to satisfaction of certain time-based vesting requirements. The amount of stock unit awards granted to the named executive officers varies based upon their levels of responsibility, their individual performance and the Company’s performance for the year preceding the year of grant. Each of the units provides for vesting over the four-year period following the date of grant and are convertible into shares of Common Stock of the Company upon vesting.

Stock Options.

The Compensation Committee of the Company’s Board of Directors occasionally grants option awards. In 2015, equity awards in the form of stock options (“Option Awards”) were granted to certain of its executive officers and a director in connection with a special project relating to the Company’s opportunity in Brazil. The Option Awards represent a right to acquire shares of the Company’s Common Stock in varying amounts at a strike price equal to the closing price on the date of grant, subject to satisfaction of certain time-based vesting requirements. The number of Option Awards granted to the executive officers and director varied based upon their levels of responsibility and their individual performance. Each of the Option Awards provides for vesting over the five-year period following the date of grant.

Retirement and Other Benefits

The Company maintains a 401(k) profit sharing plan for the benefit of all employees who have satisfied minimum age requirements. Employees have the opportunity to contribute to the plan on a before tax basis, subject to limits prescribed under the Internal Revenue Code. The Company matches 100% of the first 3% of pay, and 50% of the next 2% of pay, for a total potential match of 4%. All employee contributions and all Company matching contributions are 100% vested on the date of contribution. Prior to 2015, the Company matched up to 50% of the first 6% of pay that was contributed to the plan, subject to limits prescribed for highly compensated employees, and subject to a vesting schedule on the Company matching contributions. The Company does not maintain any separate non-qualified retirement plans.

Perquisites and Other Personal Benefits

Any perquisites or other personal benefits that the Company offers to its executive officers are below the threshold limit ($10,000 per executive, per annum) for reporting under SEC rules.

The Company has entered into Change of Control Severance Agreements with Messrs. Kubacki, Schaffer, and Dyke. The Change of Control Severance Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for Messrs. Kubacki, Schaffer and Dyke is provided under the heading “Potential Payments upon Termination or Change in Control” on page 15.

Tax and Accounting Implications

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 per year to named executive officers except to the extent it constitutes performance-based compensation. The Company believes that except for a portion of the payments under agreements with Mr. Kubacki described under the heading “Potential Payments upon Termination or Change in Control” on page 15, all compensation paid to its executive officers is, or will be when paid, fully deductible for federal income tax purposes.

Summary of Cash and Certain Other Compensation

The following tables show, for the fiscal year ended December 31, 2015, and 2014, the total compensation earned by the Company's Chief Executive Officer, as the Company’s principal executive officer, and the Company's two most highly compensated executive officers other than the Chief Executive Officer (collectively the “named executive officers”) and outstanding equity awards held by them as of December 31, 2015.

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Raymond C. Kubacki Chairman, CEO, & President	2015	450,000	45,000	185,150	42,020	—	—	10,600	732,770
	2014	429,510	107,377	194,610	—	—	—	6,750	738,247
James V. Dyke Vice President Sales	2015	238,702	—	104,650	—	30,000	—	10,600	383,952
	2014	231,750	10,000	106,287	—	65,000	—	6,750	419,787
Michael I. Schaffer Vice President Laboratory Operations	2015	255,677	25,000	24,150	—	—	—	10,600	315,427
	2014	248,230	62,057	64,371	—	—	—	6,750	381,408

(1)	The amounts in column (d) reflect cash bonus awards made to the executive officers based on achievement of certain financial and individual objectives, as described in more detail on page 12 under the heading “Incentive Cash Bonus Compensation”.
(2)	The amounts in column (e) reflect the grant date fair value of the awards with respect to stock unit awards granted in the applicable year. Grant date fair value is deemed to be the closing price on the date of grant. The awards granted in 2015 become vested with respect to 25% of the shares covered thereby on the first anniversary date of the date of grant, and with respect to an additional 25% of the shares covered thereby on each of the three anniversary dates thereafter.
(3)	The amounts in column (f) reflect the grant date fair value of the awards with respect to stock options granted in the applicable year, measured in accordance with ASC 718. No stock options were granted to any of the named executive officers in 2014.
(4)	The amounts in column (g) represent commissions paid to the named executive officer.
(5)	The amount shown in column (i) reflects for each named executive officer matching contributions allocated by the Company to each of the named executive officers during the applicable year pursuant to the Company’s 401(k) Plan (which is more fully described on page 13 under the heading “Retirement and Other Benefits”); the amount of perquisites attributable to each named executive officer did not exceed $10,000 in either 2014 or 2015.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Raymond C. Kubacki	—	22,000	—	$10.21	9/15/2025	35,250	(2)	357,435	—	—
James V. Dyke	—	—	—	—	—	18,575	(3)	188,350	—	—
Michael I. Schaffer	—	—	—	—	—	10,100	(4)	102,414	—	—

(1)	Based on closing price of $10.14 per share on December 31, 2015 on the Nasdaq Stock Market.
(2)	Consists of: 5,500 shares of the stock unit award granted in May, 2012 which will vest in May, 2016; 8,500 shares of the stock unit award granted in May, 2013, of which 4,250 shares will vest in May, 2016, and 4,250 shares will vest in May, 2017; 9,750 shares of the stock unit award granted in May, 2014, of which 3,250 shares will vest in May, 2016, 3,250 shares will vest in May, 2017 and 3,250 shares will vest in May, 2018; and 11,500 shares of the stock unit award granted in April, 2015, of which 2,875 shares will vest in April, 2016, 2,875 shares will vest in April, 2017, 2,875 shares will vest in April, 2018, and 2,875 shares will vest in April, 2019, in each case, provided the executive is employed by the Company on each respective vesting date.
(3)	Consists of: 2,500 shares of the stock unit award granted in May, 2012, which will vest in May, 2016; 4,250 shares of the stock unit award granted in May, 2013, of which 2,125 shares will vest in May, 2016, and 2,125 shares will vest in May, 2017; 5,325 shares of the stock unit award granted in May, 2014, of which 1,775 shares will vest in May, 2016, 1,775 shares will vest in May, 2017, and 1,775 shares will vest in May, 2018; and 6,500 shares of the stock unit award granted in April, 2015, of which 1,625 shares will vest in April, 2016,1,625 shares will vest in April, 2017, 1,625 shares will vest in April, 2018, and1,625 shares will vest in April, 2019, in each case, provided the executive is employed by the Company on each respective vesting date.
(4)	Consists of: 2,125 shares of the stock unit award granted in May, 2012 which will vest in May, 2016; 3,250 shares of the stock unit award granted in May, 2013, of which 1,625 shares will vest in May, 2016, and 1,625 shares will vest in May, 2017; 3,225 shares of the stock unit award granted in May, 2014, of which 1,075 shares will vest in May, 2016, 1,075 shares will vest in May, 2017, and 1,075 shares will vest in May, 2018, and 1,500 shares of the stock unit award granted in April, 2015, of which 375 shares will vest in April, 2016,375 shares will vest in April, 2017,375 shares will vest in April, 2018, and 375 shares will vest in April, 2019, in each case, provided the executive is employed by the Company on each respective vesting date.

Potential Payments upon Termination and Change in Control

The Company has entered into change-in-control severance agreements with each of Messrs. Kubacki, Dyke and Schaffer providing for severance benefits for a period of up to 12 months in the event of termination within 12 months following a change in control (as defined in the agreements). The agreements provide for severance benefits only if (1) the Company undergoes a change in control (as defined in the agreement) and (2) within 12 months thereafter either (a) the Company (or its successor) terminates the employee (other than termination for “cause”), or (b) the employee terminates his employment for “good reason” (as defined in his agreement). The agreements do not provide for severance benefits in the event of an employee’s death or disability, or in the event of his voluntary termination without good reason, or on account of termination for any reason if not preceded within 12 months by a change in control. The agreements provide that the employee shall not compete with the Company during the period in which he is entitled to receive severance payments. Except for such change-in-control severance agreements, none of the named executive officers has an employment agreement with the Company.

Each of the stock unit award agreements with Messrs. Kubacki, Dyke and Schaffer described in the Summary Compensation Table above provides that the vesting would accelerate upon a change in control. In the event the Company had incurred a change in control on December 31, 2015 and terminated the employment of Messrs. Kubacki, Dyke and Schaffer on such date, the amounts paid out to such named executive officers would have been as follows:

Payments and Benefits Upon Termination and Change in Control

(a)	(b)	(c)	(d)	(e)	(f)
Name	Salary and Bonus Continuation ($)(1)	Accrued Vacation ($)(2)	Health Benefits ($)(3)	Acceleration Of Equity Awards ($)(4)	Total ($)
Raymond C. Kubacki 12 month Change in Control Termination Payments(5)	495,000	16,520	20,085	357,435	889,040
6 month Change in Control Termination Payments (change of location only)(5)	247,500	16,520	10,043	357,435	631,498
James V. Dyke 12 month Change in Control Termination Payments(6)	268,702	8,914	20,085	188,350	486,051
Michael I. Schaffer 12 month Change in Control Termination Payments(7)	280,677	14,943	20,085	102,414	418,119

(1)	The amounts in column (b) reflect the total amount of Base Salary, commission (if applicable) and Bonus compensation that would continue to be paid to the Executive during the indicated period following a termination in connection with a change-in-control on December 31, 2015. Such amounts are calculated based on the actual base salary, commission and bonus compensation earned or accrued during the prior 12 month period coinciding with or preceding such termination.
(2)	Accrued vacation is payable upon separation of service whether or not in connection with a change in control.
(3)	The amounts in column (d) represent the amount payable by the Corporation during the applicable period for continuation of health benefits.
(4)	The amounts in column (e) reflect the acceleration of the vesting under stock unit awards granted under the Company’s 2006 Incentive Plan triggered by a change in control, as provided in each executive officer’s respective stock unit award agreement with the Company. The valuation is determined by multiplying the number of stock unit awards that would have become vested on December 31, 2015 pursuant to such acceleration provision, times the closing price of the Company stock on such date ($10.14 per share).
(5)	Mr. Kubacki’s arrangement provides for 12 months of salary and bonus continuation, in the event of a termination by the Company without cause (as defined in his agreement) or a termination by him for good reason (as defined in his agreement) in either case, within a 12 month period following a change in control of the Company (as such term is defined in the agreement), provided, however, that in the event of termination by Mr. Kubacki for good reason solely on account of a change in his required place of employment, following a change in control, then in lieu of 12 months of salary and bonus compensation, his benefits would be limited to 6 months of salary and bonus compensation.

(6)	Mr. Dyke’s arrangements provides for 12 months of salary, plus commission and bonus continuation (capped at 25% of base salary), in the event of a termination by the Company without cause (as defined in his agreement) or a termination by him for good reason (as defined in his agreement) in either case, within a 12 month period following a change in control of the Company (as such term is defined in the agreement).
(7)	Dr. Schaffer’s arrangements provides for 12 months of salary and bonus continuation, in the event of a termination by the Company without cause (as defined in his agreement) or a termination by him for good reason (as defined in his agreement) in either case, within a 12 month period following a change in control of the Company (as such term is defined in the agreement).

PRINCIPAL STOCKHOLDERS AND
STOCKHOLDINGS OF MANAGEMENT

The following table shows, as of March 15, 2016, the number of shares beneficially owned (i) by those stockholders who are known to the Company to own beneficially more than five percent of the outstanding Common Stock of the Company, (including their addresses) (ii) by each director and nominee for director of the Company, (iii) by each named executive officer, and (iv) by all directors and executive officers as a group.

Name	Amount and Nature of Beneficial Ownership(1)		Percentage Owned(2)
Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	435,900	(3)	8.04%
Uniplan Investment Counsel, Inc. 22939 West Overson Road Union Grove, WI 53182	419,281	(4)	7.73%
Tieton Capital Management LLC 4700 Tieton Drive, Suite C Yakima, WA 98908	369,144	(5)	6.81%
Raymond C. Kubacki	156,522	(6)	2.87%
Fred J. Weinert	140,465	(6)(7)	2.58%
Harry Connick	39,612	(6)	*
Michael I. Schaffer	38,441	(6)	*
Walter S. Tomenson, Jr.	29,649	(6)	*
James V. Dyke	23,938	(6)(8)	*
A. Clinton Allen	280		*
All Executive Officers and Directors as a group (8 persons)	452,191	(9)	8.30%

*	denotes ownership of less than 1%
(1)	Shares are considered beneficially owned, for the purpose of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security, or if the person has the right to acquire beneficial ownership within sixty (60) days, unless otherwise indicated in these footnotes.
(2)	Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or pursuant to the vesting of stock unit awards are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but with respect to options and stock unit awards, are not deemed outstanding for the purpose of computing the percentage ownership of any other person shown in this table.
(3)	Based on the statement on Schedule 13G/A dated February 11, 2016, each of Renaissance Technologies, LLC, a registered investment adviser, and Renaissance Technologies Holding Company has sole voting power over 415,818 shares of common stock, sole dispositive power over 430,680 shares of Common Stock, and shared dispositive power over 5,220 shares of Common Stock.
(4)	Based on the statement on Form 13F dated February 11, 2016, Uniplan Investment Counsel, Inc., a registered investment adviser, has sole voting and dispositive power over 419,281 shares of Common Stock.
(5)	Based on the statement on Schedule 13G/A dated January 12, 2016, Tieton Capital Management, a registered investment adviser, has sole voting and dispositive power over 0 shares of common stock and shared voting and dispositive power over 369,144 shares of Common Stock.

(6)	Includes the following number of shares of Common Stock which the individual had the right to receive within 60 days pursuant to the vesting of stock unit awards: Mr. Kubacki-6,125; Mr. Weinert — 4,163; Mr. Connick — 3,363; Mr. Tomenson — 3,363; Mr. Schaffer — 1,450; and Mr. Dyke — 3,400.
(7)	Includes 112,982 shares held by Mr. Weinert as trustee of a trust, 3,850 shares held as custodian for a family member, and 130,146 shares pledged as collateral for a loan.
(8)	Includes 17,000 shares pledged as collateral for a loan.
(9)	Includes 23,514 shares which were issuable to the executive officers and directors within 60 days pursuant to the vesting of stock unit awards.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of reports filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or written representations from persons required to file such reports (“Reporting Persons”), the Company believes that all such filings required to be made by such Reporting Persons with respect to fiscal year 2015 were timely made in accordance with the requirements of the Exchange Act.

PROPOSAL 2
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
COMPANY’S 2006 INCENTIVE PLAN, INCLUDING
AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES UNDER THE PLAN

Overview

On February 23, 2016, the Board of Directors of the Company unanimously approved an amendment and restatement of the Psychemedics Corporation 2006 Incentive Plan (as amended, the “Incentive Plan’), subject to approval by our shareholders. The Incentive Plan, prior to such amendment, authorized the issuance of up to 500,000 shares of the Company’s common stock for compensation to the directors and officers of the Company. As of February 23, 2016, there were 70,232 shares available for the future grant of awards under the Plan. In the last five years, since the plan was last amended in 2011, the net number of shares utilized under the plan was approximately 264,000 shares or 53,000 shares per year. The February 23, 2016 amendment and restatement of the Incentive Plan authorized an additional 350,000 shares. In addition, the Board of Directors extended until February 23, 2026 the last date on which an option granted under the Incentive Plan can be characterized as an incentive stock option. The Board approved the amendment and restatement of the 2006 Incentive Plan to provide increase flexibility to structure and grant equity and non-equity based awards that will be responsive to Psychemedics Corporation’s needs, particularly in light of the Company’s expanded workforce.

Description of the 2006 Incentive Plan

The Incentive Plan is intended to benefit the Company by offering equity-based and other incentives to certain of the Company's executives, directors and employees, thereby encouraging the continuance of their involvement with the Company's businesses. The following is a summary description of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth as Appendix A to this Proxy Statement.

The Incentive Plan is administered by the Compensation Committee, or another committee consisting of not less than two directors as appointed from time to time by the Board of Directors. Only independent directors may serve on the committee administering the Incentive Plan (hereinafter, the “Committee”). Subject to the express provisions of the Incentive Plan, the Committee has the authority to interpret and construe the Incentive Plan and to adopt rules and regulations for administering the Incentive Plan. Such powers of the Committee include, except as otherwise provided in the Incentive Plan, exclusive authority to select the employees or determine classes of employees to be granted awards under the Incentive Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to eligible employees, and to determine the time when awards will be granted. The Committee shall take into account compliance with Section 409A of the Code in connection with any grant of an award under the Incentive Plan, to the extent applicable.

Executives and other employees of the Company (including directors and officers) who (i) are employed full time or part time by the Company or its subsidiaries on a salaried basis and (ii) are selected on the basis of such criteria as the Committee may determine, are eligible to participate in the Incentive Plan. Employees who participate in other incentive or benefit plans of the Company or any of its subsidiaries may also participate in the Incentive Plan.

Awards may be granted in the form of any or a combination of the following:

•	Stock Options — options entitling the recipient to acquire shares of Common Stock upon payment of the exercise price, which shall consist of options intended to qualify as incentive stock options under Section 422 of the Code and nonqualified stock options;
•	Stock Appreciation Rights (“SARs”) — rights entitling the holder upon exercise to receive cash or Common Stock, as the Committee determines, equal to a function (determined by the Committee using such factors as it deems appropriate) of the amount by which the Common Stock has appreciated in value since the date of the award;
•	Restricted Stock — an award of Common Stock subject to forfeiture if specified events are not satisfied;

•	Unrestricted Stock — an award of Common Stock not subject to any restrictions under the Incentive Plan;
•	Stock Unit Awards — awards payable in Common Stock that may, but are not required to, include awards subject to performance criteria;
•	Stock-Based Awards — awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Incentive Plan;
•	Cash Performance Awards — an award subject to performance criteria payable in cash;
•	Performance Awards — awards subject to performance criteria; or
•	Grants of cash, or loans, made in connection with other awards in order to help defray in whole or in part the economic cost (including tax cost) of the award to the participant.

Under the Incentive Plan, “performance criteria” means specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an award. For purposes of performance awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code, a performance criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; liabilities; costs; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; working capital requirements; stock price; stockholder return; sales, contribution or gross margin, of particular products or services; particular operating or financial ratios; customer acquisition, expansion and retention; customer service satisfaction rating, productivity gains, quality control improvement; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A Performance Criterion measure and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result, or avoidance of loss. In the case of an award intended to be eligible for the performance-based compensation exception under Section 162(m), the Incentive Plan and such award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the award for such exception.

Unless the Committee expressly provides otherwise, (i) an award requiring exercise by the holder will not be deemed to have been exercised until the Committee receives a written notice of exercise (in form acceptable to the Committee) signed by the appropriate person and accompanied by any payment required under the award, and (ii) if the award is exercised by any person other than the participant, the Committee may require satisfactory evidence that the person exercising the award has the right to do so. The Committee shall determine the exercise price of each Stock Option or SAR; provided, that each Stock Option or SAR must have an exercise price that is not less than the fair market value of the Stock subject to the Stock Option, determined as of the date of grant. Where the exercise of an award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment.

The restrictions on Restricted Stock awards may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber shares while such shares are subject to other restrictions imposed under the Incentive Plan, the duration of such restrictions; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Stock in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Stock, the lapse of restrictions on Restricted Stock may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Restricted Stock awards shall be effective upon execution of the applicable Restricted Stock agreement by the Company and the participant. Following a Restricted Stock award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Stock shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Stock shall be issued or delivered to the participant. From the date a Restricted Stock award is effective, the participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

Stock Unit Awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock to be awarded pursuant to the award, the restrictions imposed thereon (which may include, without limitation: restrictions on the right of the grantee to sell, assign, transfer or encumber the award prior to vesting, and, in the discretion of the Committee, certain continued service requirements and terms under which the vesting of such awards might be accelerated) and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of the grant of a Stock Unit Award, vesting of the award may be contingent on achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Stock Unit Awards shall be effective upon execution of the applicable Stock Unit Award Agreement by the Company and the participant. Upon a determination of satisfaction of the applicable performance-related conditions and satisfaction of the applicable continued service requirements (and not before such time), shares of Stock shall be issued to the participant pursuant to the award. The participant shall not have any rights of a shareholder of the Company with respect to such shares prior to such issuance.

The Committee shall have the authority in its discretion to grant to eligible participants Unrestricted Stock and other Stock-Based Awards and shall determine the terms and conditions, if any, of any other Stock-Based Awards made under the Incentive Plan. The Committee shall also have the authority in its discretion to grant to eligible participants awards not based on the Common Stock, including, without limitation, Cash Performance Awards, and other Performance Awards as deemed by the Committee to be consistent with the purposes of the Incentive Plan.

As adjusted to account for the additional number of shares reserved under the Incentive Plan, a maximum of 850,000 shares of Common Stock, subject to adjustments for stock splits, stock dividends, mergers, consolidations, and similar transactions as provided in the Incentive Plan, may be delivered in satisfaction of Stock-Based Awards under the Incentive Plan. As so adjusted, 420,232 shares of Common Stock will be available for issuance under the Incentive Plan.

The Committee may adopt reasonable procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an award. To the extent that an award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the participant of the full number of shares to which the award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an award shall be deemed to constitute shares not delivered to the participant and shall be deemed to again be available for awards under the Incentive Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Incentive Plan or any other transaction occurs that would result in shares becoming so available, such shares shall not become available if and to the extent that it would constitute a material revision of the Incentive Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed or the Nasdaq Stock Market, as applicable. Common Stock delivered by the Company under the Incentive Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Incentive Plan.

In the event of any change in the Company's outstanding Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of awards and authorizations, in (i) the maximum number or kind of shares issuable or awards which may be granted under the Incentive Plan, (ii) the maximum number, kind or value of any Incentive Plan awards which may be awarded or paid in general or to any one employee or to all employees in a fiscal year, (iii) the performance-based events or objectives applicable to any Incentive Plan awards, (iv) any other aspect or aspects of the Incentive Plan or outstanding awards made thereunder as specified by the Committee, or (v) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Incentive Plan.

Except as may otherwise be provided in an award agreement or a written employment agreement between the participant and the Company which has been approved by the Committee, upon certain fundamental corporate events described in the Incentive Plan, in lieu of providing the adjustment set forth above, the Committee may, in its discretion, cancel any or all vested and/or unvested awards as of the consummation of such corporate event, and provide that holders of awards so canceled will receive a payment in respect of cancellation of their awards based on the amount of the per share consideration being paid for the Common Stock in connection with such corporate event, less, in the case of Stock Options and other awards subject to exercise, the applicable exercise price, subject to and as set forth in the Incentive Plan.

The maximum number of shares of Common Stock subject to awards that may be granted to any person in any calendar year shall be 100,000. Subject to these limitations, each person eligible to participate in the Incentive Plan shall be eligible in any year to receive awards covering up to the full number of shares of Common Stock then available for awards under the Incentive Plan.

No more than $500,000 may be paid to any individual with respect to any Cash Performance Award or other Performance Award (other than an award expressed in terms of shares of Common Stock or units representing Common Stock, which shall instead be subject to the limit set forth in the paragraph above). In applying the dollar limitation of the preceding sentence: (i) multiple Cash or other Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one $500,000 limit; and (ii) multiple Cash or other Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to separate $500,000 limits.

The holder of an Incentive Plan award shall have no rights as a Company shareholder with respect thereto unless and until the date as of which shares of Common Stock shall have been issued in respect of such award.

Except as the Committee shall otherwise determine, no Incentive Plan award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her designated beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Incentive Plan award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

The Board may at any time terminate or from time to time amend or suspend the Incentive Plan in whole or in part in such respects as the Board may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Incentive Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed.

The Board shall have the power to amend the Incentive Plan in any manner deemed necessary or advisable for awards granted under the Incentive Plan to qualify for exemption from Section 16(b) of the Securities Exchange Act of 1934, to qualify as “performance-based” compensation under Section 162(m) of the Code or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding awards theretofore granted under the Incentive Plan notwithstanding any contrary provisions contained in any award agreement. With the consent of the participant affected, the Board may amend outstanding agreements evidencing Incentive Plan awards in a manner not inconsistent with the terms of the Incentive Plan. Unless required by law, no such action or amendment shall adversely affect any rights of participants or obligations of the Company to participants with respect to any award theretofore made under the Incentive Plan without the consent of the affected participant. The Incentive Plan shall remain in effect, subject to the right of the Board of Directors to further amend or terminate the Incentive Plan at any time, until all shares subject to it shall have been purchased or acquired according to the Incentive Plan's provisions.

Federal Income Tax Consequences

The following discussion of the Federal income tax consequences of the issuance of awards granted under the Incentive Plan is based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date hereof, current regulations adopted and proposed thereunder, and existing administrative rulings and pronouncements of the Internal Revenue Service. It is not intended to be a complete discussion of all of the Federal income tax consequences of the Incentive Plan or of all of the requirements that must be met in order to qualify for the described tax treatment. The Incentive Plan provides the Company with broad discretion to grant many different types of awards. The discussion below illustrates the Federal income tax consequences of only some of the types of awards the Company is permitted to make under the Incentive Plan. Depending on the type of award granted under the Incentive Plan, the Federal income tax consequences to the Company and recipients of awards could materially differ from the discussion below. In addition, because the tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances and the type of award granted, each recipient should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to each recipient. No information is provided in the discussion below about state tax laws.

Nonqualified Stock Options.  An option holder will not recognize any taxable income upon the grant of a nonqualified option under the Incentive Plan. Generally, an option holder recognizes ordinary taxable income at the time a nonqualified option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

When an option holder subsequently disposes of the shares of Common Stock received upon exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between the sale price and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the nonqualified option. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

An option holder who pays the exercise price for a nonqualified option, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above.

Incentive Stock Options.  An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

An option holder will recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a “disqualifying disposition” will be taxable as long-term capital gain. A “disqualifying disposition” means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder. The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount actually realized on the disposition over (b) the option exercise price, will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the optionee's holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the optionee is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

The tax result may change if (i) the Company imposes restrictions on the shares which do not permit the recipient to transfer the shares to others and which require the recipient to return the shares to the Company at less than fair market value upon termination of employment, or (ii) the recipient is an officer or director of the Company subject to Section 16(b). In the case of a disqualifying disposition of shares acquired pursuant to the exercise of such an incentive stock option, the date on which the fair market value of the shares is determined may be postponed, and the tax consequences will be similar to the treatment that applies to shares acquired pursuant to nonqualified options granted under the Incentive Plan, including the ability to make a Section 83(b) election, as described below.

In general, in the year an incentive stock option is exercised, the holder must include the excess of the fair market value of the shares issued upon exercise over the exercise price in the calculation of alternative minimum taxable income. The application of the alternative minimum tax rules for an option holder subject to Section 16(b) or who receives shares that are not “substantially vested” are more complex and may depend upon whether the holder makes a Section 83(b) election, as described below.

The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the holder, provided the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is timely provided to the option holder and filed with the IRS.

Stock Appreciation Rights.  A recipient of a SAR will not be considered to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of a SAR, the holder will have ordinary income equal to the cash received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

To the extent that a SAR is settled in cash, such SAR should be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of a SAR that fails to comply with the rules of Section 409A.

Restricted Stock and Performance Shares.  The recipient of restricted stock or performance shares will generally not recognize income at the time that shares subject to such restrictions are issued, unless a section 83(b) election (described below) is made. Absent a section 83(b) election, recipients of restricted shares will recognize income at the time the restrictions are removed from the shares. In such event, recipients will recognize ordinary compensation income on the date the restrictions are removed in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares. The tax basis in the shares with respect to which restrictions are removed will be equal to the sum of the amount paid for such shares plus the amount of ordinary compensation income recognized by the recipient. The holding period for such shares for purposes of determining whether any capital gain or loss is short term or long term will begin just after the restrictions are removed (absent a Section 83(b) election).

Recipients will generally recognize capital gain or loss on a sale or exchange of the shares. The gain or loss will equal the difference between the proceeds received and the adjusted tax basis in the shares. The gain or loss recognized on a sale or exchange of the shares will be long-term capital gain or loss if the shares are held for more than one year. The deductibility of capital losses is subject to limitation.

If a recipient makes a section 83(b) election with respect to the shares, the recipient will recognize ordinary compensation income at the time the shares are issued and not when the restrictions are removed from such shares. In such event, the tax basis in the shares would equal their fair market value on the date issued, and the holding period for the shares would begin just after such date. However, if a section 83(b) election is made and any shares are forfeited, a recipient will not be entitled to recover any of the taxes paid in connection with the 83(b) election described above, nor will the recipient receive any capital loss. The advisability of making a section 83(b) election will depend on various factors and each recipient's individual circumstances. Recipients are urged to consult with his or her own tax advisors regarding whether, where and how to make a section 83(b) election. Recipients who decide to do so must make a section 83(b) election no later than the thirtieth day following the issuance of the shares and, once made, such election generally would be irrevocable by a recipient.

Any distributions that the Company makes in respect of the shares will be treated as a dividend, taxable to recipients as ordinary income, to the extent it is paid out of the Company's current or accumulated earnings and profits. If the distribution exceeds the Company's current or accumulated earnings and profits, such excess will be treated first as a tax-free return of the recipient's investment, up to the recipient's basis in the shares. Any remaining excess will be treated as capital gain. The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by recipients. The Company will report the income on a Form W-2 or 1099, whichever is applicable, and will recognize a deduction in such amount.

Restricted stock and performance shares may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on the grant of restricted stock or performance shares that fail to comply with the rules of Section 409A.

Common Stock.  A person who receives an award of Common Stock generally will have taxable income at the time the shares are received (i) in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares, if the Common Stock is not subject to restrictions, or (ii) as described in the preceding paragraph for restricted stock, if they are subject to restrictions. The tax treatment of a stock award that consists of other rights will depend on the provisions of the award. It may be immediately taxable if there are no restrictions on the receipt of the cash or other property that the stock award represents, or the tax consequences may be deferred if the receipt of cash or other property for the stock award is restricted, or subject to vesting or performance goals. In those situations in which a participant receives property subject to restrictions, the participant may wish to make a Section 83(b) election, as described above. At the time that the holder of the stock award has ordinary income, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

An award of Common Stock may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, an additional 20% tax would be imposed on an award of Common Stock that fails to comply with the rules of Section 409A.

Company Deduction and Section 162(m).  The Company generally will be entitled to a deduction for federal income tax purposes as described above with respect to each type of award. For the individual serving as the chief executive officer of the Company at the end of the taxable year and for the individuals serving as officers of the Company or a subsidiary at the end of such year who are among the three highest compensated officers (other than the chief executive officer and chief financial officer) for proxy reporting purposes, Section 162(m) limits the amount of compensation otherwise deductible by the Company and its subsidiaries for such year to $1,000,000 for each such individual, except to the extent that such compensation is “performance-based compensation.”

New Plan Benefits

While no grants of awards under the Incentive Plan have been made in 2016 subject to approval of the amendment and restatement of the Incentive Plan, the Company's executive officers have a general ongoing financial interest in this proposed amendment of the Incentive Plan because, if adopted, approval of the amendment of the Plan would increase the number and types of awards issuable under the Incentive Plan to such executive officers.

The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote on the proposal to amend the Incentive Plan is required to amend the Incentive Plan.

THE COMPENSATION COMMITTEE BELIEVES THAT THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 INCENTIVE PLAN WILL CONTINUE TO PROMOTE THE LONG-TERM FINANCIAL SUCCESS OF THE COMPANY BY AFFORDING AN ADDITIONAL OPPORTUNITY TO ALIGN THE INTERESTS OF OFFICERS, DIRECTORS, EMPLOYEES, AND CONSULTANTS WITH THOSE OF STOCKHOLDERS.

Psychemedics Corporation’s Board of Directors recommends that the stockholders vote FOR ratification of the amendment and restatement of
the 2006 Incentive Plan.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is seeking the approval of its shareholders of an advisory resolution regarding the compensation of our named executive officers, as disclosed in this proxy statement under the section titled “Executive Compensation.” While this shareholder vote on executive compensation is only an advisory vote that is not binding on the Company or the Board of Directors, the Company values the opinions of its shareholders and will consider the outcome of the vote when making future compensation decisions. Last year 61% of the shares present at the meeting voted in favor of the resolution. Based on that vote and our engagement we have not taken any actions in response to that say-on-pay vote.

As described more fully in the Executive Compensation section, the primary objective of our executive compensation program is to attract, retain and reward executive officers who contribute to our long-term success. We believe this requires a competitive compensation structure as compared to companies of a similar size in the same or similar industries in the region. Additionally, we seek to align a significant portion of executive officer compensation to the achievement of specified Company performance goals. Incentive cash bonuses are included to drive executive performance by having pay at risk so that a significant portion of potential annual cash compensation is tied to earnings targets. We also include restricted stock awards and stock options with time-based vesting provisions that are designed to align executive incentives with long-term shareholder interests.

We urge shareholders to read the Executive Compensation section above, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and the related compensation tables and narrative above which provide detailed information on the compensation of our named executive officers.

The 2015 fiscal year demonstrated our commitment to these principles and illustrated how our program responds to business challenges and the marketplace.

•	Performance-based compensation in the form of annual and long term incentives constituted 40% of 2015 total compensation target for our CEO and other named executive officers.
•	Equity compensation awards, which comprised 100% of NEO long term compensation, continued to play an important role in rewarding NEOs for the achievement of long-term business objectives and providing incentives for the creation of stockholder value.

The Company’s commitment to these principles has long preceded the 2015 fiscal year.

•	Average annual increases in base salaries for the named executive officers over the past five years averaged less than 3% per year and no increases were made at the most recent review in January 2016.
•	In 2009, the peak of the recession, the Company opted not to award any stock unit awards or any other form of equity compensation to any officer or director.
•	In 2010, the officers took what amounted to a 5% pay cut in base salary.
•	In September, 2010, for the fourth year in a row, DeMarche Associates, Inc., a leading investment research and financial consulting firm, recognized Mr. Kubacki as one of top 100 chief executive officers in the nation, based on the amount of shareholder value generated over the prior 3-year period per unit of compensation paid to him during such period.
•	The Company has been profitable every year since 1993, including the recession year of 2009, and has paid a dividend every quarter over the last 19 years.

In keeping with current best practices, none of our named executive officers is subject to an employment agreement other than a change-in-control severance agreement, each of which is triggered only in the event of a “double trigger” — a change of control combined with involuntary termination of employment. The Company offers minimal “perquisites” benefits, no guaranteed bonuses, no tax gross ups, four-year vesting for all executive equity awards and an independent compensation committee.

In light of the above, the Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Executive Compensation section above are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company's success.

For the reasons discussed above, we are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement by voting “FOR” the following resolution. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Psychemedics Corporation’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

Psychemedics’ Board of Directors recommends a vote FOR the non-binding, advisory proposal to approve the executive compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has appointed BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2016 and recommends ratification of such appointment by the stockholders. During the 2015 fiscal year, BDO USA, LLP served as Psychemedics’ independent registered public accounting firm and also provided certain tax and non-audit services as described above. Although the Company is not required to seek stockholder approval of this appointment, the board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

Representatives of BDO USA, LLP will be available at the Annual Meeting to respond to questions.

Psychemedics’ Board of Directors recommends a vote FOR the
ratification of the Audit Committee’s appointment of BDO USA, LLP as the
Company’s Independent Registered Public Accounting Firm.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Stockholder proposals for inclusion in the Company’s proxy materials for the 2017 Annual Meeting of Stockholders must comply with Rule 14a-8 of the Securities and Exchange Commission issued under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company not later than November 30, 2016. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission and the Company’s Bylaws.

Our By-laws require that any shareowner proposal, including director nominations, that is not submitted for inclusion in our proxy statement under Rule 14a-8 referred to above, but is instead sought to be presented directly at the 2017 annual meeting, must be received at our principal executive offices at 125 Nagog Park, Acton, Massachusetts 01720 not earlier than January 11, 2017 and not later than February 16, 2017 and must satisfy the procedures set forth in such By-laws. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. If a stockholder who wishes to present such a proposal fails to notify the Company within this time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission. The Company’s B-laws can be downloaded from our website at www.psychemedics.com under “Investor Relations” and “Governance Documents”.

OTHER MATTERS

The Board of Directors knows of no other matters which may come before the Annual Meeting. However, if any matter not now known is presented at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote said proxy, or any proxy that you may download from www.psychemedics.com/proxy, in accordance with their judgment on such matter.

The Company will bear the cost of solicitation of proxies. Solicitations of proxies by mail may be followed by telephone or other personal solicitation of certain stockholders by officers or other employees of the Company.

GENERAL INFORMATION

The Company’s 2015 Annual Report is being mailed to shareholders with this Proxy Statement.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 may be obtained without charge by writing to the Company at Investor Relations, Psychemedics Corporation, 125 Nagog Park, Acton, Massachusetts 01720, or by viewing the “Investor Information” section of the Company’s website at www.psychemedics.com.

By order of the Board of Directors,
PATRICK J. KINNEY, JR., Secretary

March 29, 2016

APPENDIX A

PSYCHEMEDICS CORPORATION

2006 INCENTIVE PLAN
As Amended and Restated on February 23, 2016

1. Establishment, Purpose; Duration; Definitions.

A. Establishment of the Plan.  This 2006 Incentive Plan (the “Plan”) was first adopted by the Board of directors of Psychemedics Corporation, a Delaware corporation (hereinafter referred to as the “Company”), on March 22, 2006 (the “Effective Date”). The Plan has been amended and restated on March 24, 2011 and on February 23, 2016.

B. Purpose.  The purpose of the Plan is to encourage key employees of the Company and of any Subsidiary of the Company (collectively, “Related Corporations”) and other individuals who render services to the Company or a Related Corporation, by offering equity-based and other incentives to certain present and future executives, non-employee directors, and other employees who are in a position to contribute to the long-term success and growth of the Company, thereby encouraging the continuance of their involvement with the Company and/or its subsidiaries.

C. Duration of the Plan.  The Plan commenced on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to further amend or terminate the Plan at any time pursuant to paragraph 8 hereof, until all shares subject to it shall have been purchased or acquired according to the Plan’s provisions.

D. Definitions.  In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

“Act” shall mean the Securities Exchange Act of 1934 as amended from time to time.

“Awards” shall mean Stock-Based Awards, Cash Performance Awards, or other Performance Awards.

“Board” shall mean the Board of Directors of the Company.

“Cash Performance Award” shall mean a Performance Award payable in cash. The right of the Company to extinguish an Award in exchange for cash or the exercise by the Company of such right shall not make an Award otherwise not payable in cash a Cash Performance Award.

“Code” shall mean the Internal Revenue Code.

“Committee” shall mean the Compensation Committee of the Board or such other committee of the Board consisting of such members (not less than two) of the Board as are appointed from time to time by the Board, each of the members of which, at the time of any action under the Plan, shall be (i) a “non-employee director” as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from Section 16(b) of the Act), (ii) an “outside director” as then defined under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) and (iii) an “independent director” as then defined under the rules of the Nasdaq Stock Market (or meeting comparable requirements of any stock exchange on which the Company's Common Stock may then be listed). Hereinafter, all references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

“Corporate Event” means (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (ii) a dissolution or liquidation of the Company, (iii) the sale of substantially all of the assets of the Company, (iv) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company; or (v) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Designated Beneficiary” shall mean the person or persons, if any, last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve.

“Fair Market Value” of a share of Common Stock of the Company on any date shall mean the closing price of the Common Stock on the trading day coinciding with such date, or if not trading on such date, then the closing price as of the next following trading day. If shares of the Common Stock shall not have been traded on any national exchange or interdealer quotation system for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be determined by the Committee in such other manner as it may deem appropriate.

“Fiscal Year” shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986 and regulations thereunder as amended from time to time. References to particular sections of the Internal Revenue Code shall include any successor provisions.

“ISO” shall mean an incentive stock option under Section 422 of the Internal Revenue Code.

“Participant” shall mean, as to any Award granted under this Plan and for so long as such Award is outstanding, the employee or other individual to whom such Award has been granted.

“Performance Award” shall mean an Award subject to Performance Criteria.

“Performance Criteria” shall mean specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an Award. For purposes of Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; liabilities; costs; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; working capital requirements; stock price; stockholder return; sales, contribution or gross margin, of particular products or services; particular operating or financial ratios; customer acquisition, expansion and retention; customer service satisfaction rating; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A Performance Criterion measure and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

“Restricted Stock” shall mean an Award of Stock subject to forfeiture to the Company if specified conditions are not satisfied.

“SARs” shall mean rights entitling the holder upon exercise to receive cash or Stock, as the Committee determines, equal to a function (determined by the Committee using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

“Stock” shall mean Common Stock of the Company, par value $.005 per share.

“Stock-based Awards” shall mean such awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, and shall include, without limitation, all Stock Options, SARs, Restricted Stock, Unrestricted Stock, Stock Unit Awards and any Performance Awards consisting of any of the foregoing.

“Stock Options” shall mean options entitling the recipient to acquire shares of Stock upon payment of the exercise price and shall consist of ISO’s and non-statutory options.

“Stock Unit Awards” shall mean an award payable in shares of Stock. A Stock Unit Award may, but shall not be required to include a Performance Award.

“Subsidiary” shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization “affiliated “with the Company, that is, directly or indirectly, through one or more intermediaries, “controlling”, “controlled by” or “under common control with”, the Company.

“Unrestricted Stock” shall mean an Award of Stock not subject to any restrictions under the Plan.

2. Administration of the Plan.

A. Board or Committee Administration.  The Plan shall be administered by the Committee. Subject to ratification of the grant or authorization of each Award by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to:

1. construe and interpret the Plan, any written agreement evidencing an Award (an “Award Agreement”) and any other agreement or document executed pursuant to the Plan;

2. prescribe, amend and rescind rules and regulations relating to the Plan or any Award, including determining the forms and agreements used in connection with the Plan; provided that the Committee may delegate to the President the authority to approve revisions to the forms and agreements used in connection with the Plan that are designed to facilitate Plan administration, and that are not inconsistent with the Plan or with any resolutions of the Committee relating to the Plan;

3. select persons to receive Awards;

4. determine the terms of Awards;

5. determine the number of Shares or other consideration subject to Awards;

6. determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company;

7. grant waivers of Plan or Award conditions;

8. determine the vesting, exercisability, transferability, and payment of Awards;

9. correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

10. determine whether an Award has been earned;

11. amend the Plan; or

12. make all other determinations necessary or advisable for the administration of the Plan.

The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under it shall be final unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

B. Committee Actions.  The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

C. Grant of Awards to Board Members.  Awards may be granted to members of the Board. All grants of Awards to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either (i) are eligible to receive grants of Awards pursuant to the Plan or (ii) have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Awards, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Awards.

D. Performance-Based Compensation.  The Committee, in its discretion, may take such action as may be necessary to ensure that Awards granted under the Plan qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder.

E. Section 409A of the Code.  The Committee, in its discretion, may take such action as may be necessary to ensure that Awards granted under the Plan are in compliance with, or are exempt from, the provisions of Section 409A of the Code. This Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Plan or any agreement granting an Award under the Plan to fail to satisfy Section 409A of the Code shall have no force or effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Committee without the consent of the Grantee).

3. Participants.  ISOs may be granted only to employees of the Company or any Related Corporation. Awards other than ISO may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a Participant's individual circumstances in determining whether to grant an Award. The granting of any Award to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Awards.

4. Rights Applicable to Awards.

A. All Awards.

1. Awards.  Awards may be granted in the form of any or a combination of the following: Stock Options; SARs; Restricted Stock; Unrestricted Stock; Stock Unit Awards, other Stock Based Awards; Cash Performance Awards; other Performance Awards; or grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant.

2. Terms of Awards.  The Committee shall determine the terms of all Awards subject to the limitations provided herein.

3. Performance Criteria.  Where rights under an Award depend in whole or in part on satisfaction of Performance Criteria, actions by the Company that have an effect, however material,

on such Performance Criteria or on the likelihood that they will be satisfied will not be deemed an amendment or alteration of the Award.

4. Vesting, Etc.  Without limiting the generality of Section 4(A)(2), the Committee may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable and the terms on which an Award requiring exercise will remain exercisable.

5. Section 162(m).  The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify. In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m), the Committee shall pre-establish in writing one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to payment of any Performance Award intended to qualify as performance-based under Section 162(m), the Committee shall certify whether the Performance Criteria have been attained, and such determination shall be final and conclusive. In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m), the provisions of this Section 4(a)(5) shall be construed in a manner that is consistent with the regulations under Section 162(m).

B. Awards Requiring Exercise.

1. Time and Manner of Exercise.  Unless the Committee expressly provides otherwise, (A) an Award requiring exercise by the holder will not be deemed to have been exercised until the Committee receives a written notice of exercise (in form acceptable to the Company) signed by the appropriate person and accompanied by any payment required under the Award; and (B) if the Award is exercised by any person other than the Participant, the Company may require satisfactory evidence that the person exercising the Award has the right to do so.

2. Exercise Price.  The Committee shall determine the exercise price of each Stock Option or SAR; provided, that each Stock Option or SAR must have an exercise price that is not less than the Fair Market Value of the Stock subject to the Stock Option, determined as of the date of grant.

3. Payment of Exercise Price, If Any.  Where the exercise of an Award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment.

C. Awards Not Requiring Exercise.

1. Restricted Stock.  Restricted Stock awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon (which may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber shares while such shares are subject to other restrictions imposed under this Section 4), the duration of such restrictions; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Stock in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Stock, the lapse of restrictions on Restricted Stock may be based on the extent of achievement over a specified performance period of one or more performance targets based on Performance Criteria established by the Committee. Restricted Stock awards shall be effective upon execution of the applicable Restricted Stock agreement by the Company and the Participant. Following a Restricted Stock award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Stock shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Stock shall be issued or delivered to the Participant. From the date a Restricted Stock award is effective, the Participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

2. Stock Unit Awards.  Stock Unit Awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock to be awarded pursuant to the Award, the restrictions imposed thereon (which may include, without limitation: restrictions on the right of the grantee to sell, assign, transfer or encumber the Award prior to vesting, and, in the discretion of the Committee, certain continued service requirements and terms under which the vesting of such Awards might be accelerated) and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of the grant of a Stock Unit Award, vesting of the Award may be contingent on achievement over a specified performance period of one or more performance targets based on Performance Criteria established by the Committee. Stock Unit Awards shall be effective upon execution of the applicable Stock Unit Award Agreement by the Company and the Participant. Upon a determination of satisfaction of the applicable performance-related conditions and satisfaction of the applicable continued service requirements, (and not before such time), shares of Stock shall be issued to the Participant pursuant to the Award. The Participant shall not have any rights of a shareholder of the Company with respect to such shares prior to such issuance, including, without limitation, any voting rights or rights to share in dividends.

3. Unrestricted Stock and Other Stock-Based Awards.  The Committee shall have the authority in its discretion to grant to eligible Participants Unrestricted Stock and other Stock-Based Awards. The Committee shall determine the terms and conditions, if any, of any Other Stock Based Awards made under the Plan.

4. Non Stock-Based Awards.  The Committee shall have the authority in its discretion to grant to eligible Participants Awards not based on the Stock, including, without limitation, Cash Performance Awards, and other Performance Awards as deemed by the Committee to be consistent with the purposes of the Plan.

5. Limits on Awards under the Plan.

A. Number of Shares.  A maximum of 850,000 shares of Common Stock, subject to adjustment as provided in Section 7, may be delivered in satisfaction of Stock-Based Awards under the Plan.

B. Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Plan or any other transaction occurs that would result in shares becoming available under this Section 5B, such shares shall not become available if and to the extent that it would constitute a material revision of the Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed or the Nasdaq Stock Market, as applicable.

C. Type of Shares.  Common Stock delivered by the Company under the Plan may be authorized but unissued shares of Common Stock or previously issued shares of Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Plan.

D. Stock-Based Award Limits.  The maximum number of shares of Common Stock subject to Awards that may be granted to any person in any calendar year shall be 100,000. Subject to such limitation, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares of Common Stock then available for Awards under the Plan.

E. Other Award Limits.  No more than $500,000 may be paid to any individual with respect to any Cash Performance Award or other Performance Award (other than an Award expressed in terms of shares of Common Stock or units representing Common Stock, which shall instead be subject to the limit set forth in Section 5D above). In applying the dollar limitation of the preceding sentence: (i) multiple Cash or other Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same Fiscal Year of the Company shall be subject in the aggregate to one $500,000 limit, and (ii) multiple Cash or other Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same Fiscal Year of the Company shall be subject in the aggregate to separate $500,000 limits.

6. Granting of Awards.  Awards may be granted under the Plan at any time on or after the Effective Date. The date of grant of an Award under the Plan will be the date specified by the Committee at the time it grants the Award; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

7. Adjustments for Stock Dividends, Recapitalizations, and Similar Events; Corporate Events.

A. Dilution and Other Adjustments.  Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change (including a Corporate Event, as defined below), an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Awards and authorizations, in (i) the maximum number or kind of shares issuable or Awards which may be granted under the Plan, (ii) the maximum number, kind or value of any Plan Awards which may be awarded or paid in general or to any one employee or to all employees in a Fiscal Year, (iii) the performance-based events or objectives applicable to any Plan Awards, (iv) any other aspect or aspects of the Plan or outstanding Awards made thereunder as specified by the Committee, or (v) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

B. Corporate Events.  Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement or a written employment agreement between the Participant and the Company which has been approved by the Committee, upon any Corporate Event, in lieu of providing the adjustment set forth in Section 7A above, the Committee may, in its discretion, cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Stock Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of (i) Stock Options shall only be entitled to consideration in respect of cancellation of such Awards if the per share consideration less the applicable exercise price is greater than zero, and (ii) Performance Awards shall only be entitled to consideration in respect of cancellation of such Awards to the extent that applicable Performance Criteria are achieved prior to or as a result of such Corporate Event, and shall not otherwise be entitled to payment in consideration of cancelled unvested Awards. Payments to holders pursuant to the preceding sentence shall be made in cash, or, in the sole discretion of the Committee, in such other consideration necessary for a holder of an Award to receive property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time.

C. Other Treatment of Awards.  Subject to any greater rights granted to Participants under subparagraphs A, or B, in the event of a Corporate Event, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

D. Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of shares of Common Stock issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Stock Option rather than assuming an existing option, such new Stock Option may be granted with a similarly adjusted exercise price.

8. Duration of Plan; Amendment of Plan.  This Plan was adopted by the Board on March 22, 2006 and approved by the shareholders on May 11, 2006. The Plan was amended on March 24, 2011 and such amendment was approved by the shareholders on May 24, 2011. This amendment and restatement was adopted by the Board on February 23, 2016, subject to approval by the shareholders of the Company at the 2016 Annual Meeting. The Plan shall have no expiration date, however no ISO’s may be granted after February 23, 2026. The Board may terminate or amend the Plan in any respect at any time, except that, the Board shall not take any of the following actions without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following: (a) an increase in the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 7); (b) a material amendment of the Plan (as such term is defined under applicable rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed, including, in addition to subsection (a) above, a material increase in the benefits to participants and any material expansion of the class of participants eligible to participate in the Plan and any expansion in the types of options or awards provided under the Plan); or (c) a modification of the provisions of paragraph 4(B) regarding the exercise price at which shares may be offered pursuant to Stock Options (except by adjustment pursuant to paragraph 7). Except as otherwise provided in this paragraph 8, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Award previously granted to such grantee.

9. Application Of Funds.  The proceeds received by the Company from the sale of shares pursuant to Stock Options granted under the Plan shall be used for general corporate purposes.

10. Miscellaneous Provisions.

A. The holder of a Plan Award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, shares of Common Stock shall have been issued in respect of such Award.

B. Except as the Committee shall otherwise determine in connection with determining the terms of Awards to be granted or shall thereafter permit, no Plan Award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Plan Award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

C. All Awards granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the Plan and applicable law) in addition to those provided for herein as the Committee shall approve.

D. No shares of Common Stock shall be issued, delivered or transferred upon exercise or in payment of any Award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Committee and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company's Common Stock may, at the time, be listed. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

E. The Company shall have the right to make such provision for the withholding of taxes as it deems necessary. In furtherance of the foregoing, the Company shall have the right to require, as a condition of the distribution of Awards in Common Stock, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any federal, state, or local taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the Award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld.

F. No employee or director of the Company or a Subsidiary or other person shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary, it being understood that all Company and Subsidiary employees who have or may receive Awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

G. The costs and expenses of administering this Plan shall be borne by the Company and not charged to any Award or to any employee or Participant receiving an Award.

H. The validity and construction of the Plan and the instruments evidencing Awards shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

PSYCHEMEDICS CORPORATION

[CARD]

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG PERFORATION, DETACH AND
RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

(A)	Voting Items

The Board of Directors recommends a vote FOR all of the following nominees:

1.	Election of Directors.
	Nominees:	(01) Raymond C. Kubacki (02) A. Clinton Allen (03) Harry Connick (04) Walter S. Tomenson, Jr. (05) Fred J. Weinert

☐  Mark here to vote FOR all nominees.  ☐  Mark here to WITHHOLD vote from all nominees

☐  For All EXCEPT — To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.   ☐ 01    ☐ 02    ☐ 03    ☐ 04    ☐ 05

The Board of Directors recommends a vote FOR the following Item (see page 20 of Proxy Statement):

		For	Against	Abstain
2.	To amend the 2006 Incentive Plan as described in the proxy statement	☐	☐	☐

The Board of Directors recommends a vote FOR the following Item (see page 28 of Proxy Statement):

		For	Against	Abstain
3.	Advisory vote on executive compensation	☐	☐	☐

The Board of Directors recommends a vote FOR the following Item:

		For	Against	Abstain
4.	Ratification of Appointment of BDO USA LLP	☐	☐	☐
(B)	Non-Voting Items

Change of Address — Please print your new address below. Comments — Please print your comments below

_________________________________________    _________________________________________

_________________________________________    _________________________________________

(C)	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date: _________________	Signature 1: ____________________	Signature 2: ____________________

Dear Stockholder:
Please take note of the important information enclosed with this Proxy Ballot.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on the proxy card to indicate how your shares will be voted.
Then sign the card and return your proxy in the enclosed postage paid envelope.
Your vote must be received prior to the Annual Meeting of Stockholders, May 12, 2016.
Thank you in advance for your prompt consideration of these matters.

Sincerely,
Psychemedics Corporation

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 12, 2016 FOR PSYCHEMEDICS CORPORATION. THE FOLLOWING MATERIAL IS AVAILABLE AT www.psychemedics.com/proxy

PROXY STATEMENT
ANNUAL REPORT

PLEASE FOLD ALONG PERFORATION, DETACH AND
RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Psychemedics Corporation

PROXY FOR 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond C. Kubacki, attorney of the undersigned (with full power of substitution), to vote for and in the name of the undersigned, at the 2016 Annual Meeting of Stockholders of Psychemedics Corporation (the “Company”) to be held on Thursday, May 12, 2016 at 2:00 p.m. at the Seaport Hotel, 200 Seaport Boulevard, Boston, MA 02210 and any adjournments thereof, according to the number of shares and as fully as the undersigned would be entitled to vote if personally present.

Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Company's Proxy Statement dated March 29, 2016 and on such other matters as may properly come before the meeting. If no such instruction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.